SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 22, 2002

Date of Filing: May 23, 2002

RIGEL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29889	94-3248524
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

240 East Grand Avenue, South San Francisco, CA 94080
(Address of principal executive offices and zip code)

(650) 624-1100
Registrant’s telephone number, including area code:

Item 5.      Other Events

On May 22, 2002, Rigel Pharmaceuticals, Inc. issued a press release entitled “Rigel Announces Novartis’ Acceptance of Drug Target and Conclusion of Research Phase of Two Programs.”  A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Number	Description

99.1	Press release entitled “Rigel Announces Novartis’ Acceptance of Drug Target and Conclusion of Research Phase of Two Programs,” dated May 22, 2002.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RIGEL PHARMACEUTICALS, INC.

Dated: May 23, 2002	By:	/s/ James H. Welch
James H. Welch Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Number	Description

99.1	Press release entitled “Rigel Announces Novartis’ Acceptance of Drug Target and Conclusion of Research Phase of Two Programs,” dated May 22, 2002.